UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019

PROPANC BIOPHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54878	33-0662986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 6 Butler Street

Camberwell, VIC, 3124 Australia

(Address of principal executive offices) (Zip Code)

61 03 9882 0780
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

Propanc Biopharma, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Auctus Fund LLC, a Delaware limited liability company (“Auctus”), whereby Auctus purchased from the Company, for a purchase price of $550,000 (the “Purchase Price”) (i) a Convertible Promissory Note, in the principal amount of $550,000.00 (the “Note”), (ii) a Common Stock Purchase Warrant permitting the holder to purchase 450,000 shares of common stock of the Company (“Warrant No. 1”), (iii) a Common Stock Purchase Warrant permitting the holder to purchase 300,000 shares of common stock of the Company (“Warrant No. 2”), and (iv) a Common Stock Purchase Warrant permitting the holder to purchase 225,000 shares of common stock of the Company (“Warrant No. 3” and, together with Warrant No. 1 and Warrant No. 2, the “Warrants”). On September 3, 2019 (the “Closing Date”), Auctus delivered the Purchase Price to the Company as payment for the Note and the Warrants.

The Securities Purchase Agreement contains such representations, warranties and covenants as are typical for a transaction of this nature.

Convertible Promissory Note

The Note became effective as of the Closing Date, and is due and payable on August 30, 2020 (the “Maturity Date”). The Note entitles Auctus to 10% interest per annum (the “Interest Rate”). Upon an Event of Default (as defined in the Note), the Note entitles Auctus to interest at the rate of 24% per annum. The Note may be converted into shares of the Company’s common stock at a conversion price equal to 0.6 multiplied by the lowest closing bid price for the Company’s common stock over the ten (10) day period immediately preceding the delivery of any notice of conversion (representing a 40% discount). Auctus may not convert the Note to the extent that such conversion would result in beneficial ownership by Auctus and/or its affiliates of more than 4.99% of the issued and outstanding common stock of the Company. If the Company prepays the Note prior to August 13, 2020, the Company must pay an amount equal to 1.35 multiplied by all of the principal and interest then outstanding. After such date, the Company shall have no further right of prepayment.

In the event of a default, at the option of Auctus, it may consider the Note immediately due and payable.

Common Stock Purchase Warrants

The Warrants became effective as of the Closing Date. Warrant No. 1 permits the holder to purchase 450,000 shares of common stock of the Company for an exercise price of $2.25, subject to adjustment as provided therein. Warrant No. 2 permits the holder to purchase 300,000 shares of common stock of the Company for an exercise price of $3.33, subject to adjustment as provided therein. Warrant No. 3 permits the holder to purchase 225,000 shares of common stock of the Company for an exercise price of $4.50, subject to adjustment as provided therein. Each of the Warrants may be exercised at any time on or prior to the five (5) year anniversary thereof.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to register with the United States Securities and Exchange Commission (“SEC”) on a Registration Statement on Form S-1 (the “Registration Statement”) all of the shares of Common Stock into which the Note is convertible and the Warrants are exercisable, as well as any additional shares of the Company’s common stock that have been issued or will be issued pursuant to the Securities Purchase Agreement and/or Registration Rights Agreement. The Registration Rights Agreement provides that the Registration Statement will be filed with the SEC within sixty (60) days following the execution of the Registration Rights Agreement and that the Company will cause the Registration Statement to become effective within one hundred fifty (150) days following the execution of the Registration Rights Agreement.

The Registration Rights Agreement contains such representations, warranties and covenants as are typical for this type of transaction.

The foregoing provides only brief descriptions of the material terms of the Securities Purchase Agreement, the Note, the Warrants and the Registration Rights Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the Note, the Warrants and the Registration Rights Agreement, respectively, filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the Securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individual and the Company; and (f) the recipient of the Securities is an accredited investor.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Convertible Promissory Note, issued to Auctus Fund LLC on August 30, 2019 and effective as of September 3, 2019
4.2	Common Stock Purchase Warrant for the purchase of up to 450,000 shares of Propanc Biopharma, Inc.’s common stock
4.3	Common Stock Purchase Warrant for the purchase of up to 300,000 shares of Propanc Biopharma, Inc.’s common stock
4.4	Common Stock Purchase Warrant for the purchase of up to 225,000 shares of Propanc Biopharma, Inc.’s common stock
10.1	Securities Purchase Agreement dated August 30, 2019, by and between Propanc Biopharma, Inc. and Auctus Fund LLC
10.2	Registration Rights Agreement dated August 30, 2019, by and between Propanc Biopharma, Inc. and Auctus Fund LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPANC BIOPHARMA, INC.

Date: September 9, 2019	By:	/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer